Supplement to

THE CALVERT FUND

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

Calvert Ultra-Short Income Fund

Calvert Government Fund

Calvert High Yield Bond Fund

Statement of Additional Information dated January 31, 2013

Date of Supplement: March 20, 2013

Michael Abramo no longer serves as a portfolio manager for the above-referenced funds.  Accordingly, the references to Mr. Abramo under the section “Portfolio Manager Disclosure,” which begins on page 40, are hereby deleted.